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                                                                  Exhibit 99.J.1


                         Independent Auditors' Consent

The Shareholders and Board of Directors of
Smith Barney Investment Funds Inc.:

We consent to the incorporation by reference, in this registration statement, of our report dated November 11, 2003, except for Note 11 Subsequent Event which is dated November 28, 2003, on the statement of assets and liabilities, including the schedule of investments, of Smith Barney Group Spectrum Fund ("Fund") of Smith Barney Investment Funds Inc. as of September 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended and for the period from October 30, 2000 (inception date) to September 30, 2001. These financial statements and financial highlights and our report thereon are included in the Annual Report of the Fund as filed on Form N-CSR.

We also consent to the references to our firm under the headings "Financial Highlights" in the Prospectus and "Counsel and Auditors" in the Statement of Additional Information.

                                                                        KPMG LLP


New York, New York
January 26, 2004

                          Independent Auditors' Consent

The Shareholders and Board of Directors of
Smith Barney Investment Funds Inc.:

We consent to the incorporation by reference, in this registration statement, of our report dated November 11, 2003, except for Note 9 Subsequent Event which is dated November 28, 2003, on the statement of assets and liabilities, including the schedule of investments, of Smith Barney Small Cap Growth Fund ("Fund") of Smith Barney Investment Funds Inc. as of September 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and for the period from November 30, 1999 (inception date) to September 30, 2000. These financial statements and financial highlights and our report thereon are included in the Annual Report of the Fund as filed on Form N-CSR.

We also consent to the references to our firm under the headings "Financial Highlights" in the Prospectus and "Counsel and Auditors" in the Statement of Additional Information.

                                                                        KPMG LLP


New York, New York
January 26, 2004

                         Independent Auditors' Consent

The Shareholders and Board of Directors of
Smith Barney Investment Funds Inc.:

We consent to the incorporation by reference, in this registration statement, of our report dated November 11, 2003, except for Note 11 Subsequent Event which is dated November 28, 2003, on the statement of assets and liabilities, including the schedule of investments, of Smith Barney Small Cap Value Fund ("Fund") of Smith Barney Investment Funds Inc. as of September 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended and for the period from February 26, 1999 (commencement of operations) to September 30, 1999. These financial statements and financial highlights and our report thereon are included in the Annual Report of the Fund as filed on Form N-CSR.

We also consent to the references to our firm under the headings "Financial Highlights" in the Prospectus and "Counsel and Auditors" in the Statement of Additional Information.

                                                                       KPMG LLP


New York, New York
January 26, 2004